UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-10085

Hillman Capital Management Investment Trust
(Exact name of registrant as specified in charter)

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802
(Address of principal executive offices)                          (Zip code)

A. Vason Hamrick
 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: September 30

Date of reporting period: September 30, 2012

Annual Report 2012
September 30, 2012

The Hillman Focused Advantage Fund

No Load Shares

This report and the financial statements contained herein are submitted for the general information of the shareholders of The Hillman Focused Advantage Fund (“Fund”).  The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund’s distributor is a bank.

The Hillman Focused Advantage Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 17 Glenwood Ave, Raleigh, NC, 27603. There is no affiliation between The Hillman Focused Advantage Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of The Hillman Focused Advantage Fund (“Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates.  Past performance is not a guarantee of future results.

Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is subject to the following risks: market risk, management style risk, investment advisor risk, operating risk, non-diversified status risk, sector focus risk, and small-cap and mid-cap companies risk.  More information about these risks and other risks can be found in the Fund’s prospectus.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data current to the most recent month-end by visiting www.hillmancapital.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. A copy of the prospectus is available at www.hillmancapital.com or by calling Shareholder Services at 1-800-773-3863. The prospectus should be read carefully before investing.

This Annual Report was first distributed to shareholders on or about November 29, 2012.

For More Information on Your Hillman Focused Advantage Fund:

See Our Website @ www.hillmancapital.com
or
Call Our Shareholder Services Group Toll-Free at 1-800-773-3863

Letter to Shareholders

Dear Hillman Fund Shareholder,

We are pleased to provide the annual report for The Hillman Focused Advantage Fund for the year ended 09/30/2012.

We have enclosed the attached commentary to remind our shareholders of Hillman Capital Management’s approach and to share some perspective on current economic conditions.

On behalf of the team at Hillman Capital Management, I thank you for your ongoing confidence.  It is our hope that we may continue to serve you throughout the years to come.

Sincerely,

Mark A. Hillman
President and Chief Investment Officer
Hillman Capital Management, Inc.

Market Commentary

At Hillman Capital Management (HCM) we take a long-term approach to investing, focusing on the identification of companies with sustainable competitive advantage.  Our goal is to purchase securities of advantaged firms when they sell at a discount to our estimates of intrinsic value.  We believe that our approach offers a prudent way to control risk and outperform the market over time.

U.S. equity markets continued their advance through the twelve month period ending 09/30/2012, with the Standard and Poor’s 500 TR Index returning 30.20% for the year1.  Recent Index results were likely influenced by the Federal Reserve Bank’s announcement of a third round of quantitative easing and by continued moderate economic expansion in the third quarter.  After weak second quarter results, growth in both non-farm payrolls and personal consumption expenditures tracked higher through the first two months of the third quarter.2  Durable goods orders, however, suffered during that same period.  We expect business investment to remain weak until a legislative compromise on near-term federal tax and spending policies (commonly referred to as the “fiscal cliff”) is more fully understood.

Since the outset of the U.S. financial crisis in 2008, fiscal and monetary policies have played a meaningful role in the U.S. economy.  Over that period, the Federal Reserve has embarked on a series of asset purchases, expanding its balance sheet by more than 200% to $2.8 trillion3 and the federal government has run annual budget deficits of greater than $1 trillion per year.  We believe that over the near-term both fiscal and monetary actions have smoothed economic activity by filling a void left by private sector deleveraging.  However, current policies are likely unsustainable over the long-term without risking adverse economic consequences of both higher funding costs and inflation.

1 Standard and Poor’s, Results as of 09/30/2012.
2 U.S. Bureau of Economic Analysis.
3 Federal Reserve, August 27, 2007 to September 12, 2012.

With the “fiscal cliff” nearing and legislators anxious to avoid an immediate economic shock, we believe that there is a heightened probability for legislative action.  We hope that a legitimate plan for addressing long-term fiscal deficits will be a piece of an ultimate compromised solution, however, a comprehensive solution may take too long to craft and a near-term band aid appears to be the likeliest outcome.  The specifics of a compromised solution might be influenced by the outcome of the November elections.

During the third quarter, the Federal Reserve continued to press forward with its agenda for highly accommodative monetary policy.  On September 13, the Federal Reserve Open Market Committee launched a third round of asset purchases based upon the determination that “without further policy accommodation, economic growth might not be strong enough to generate sustained improvement in labor market conditions.”  It also highlighted the significant downside risks posed by strains on global financial markets and emphasized its expectation that medium term inflation would remain below 2% per annum.  Under the new program, the Federal Reserve chose to target the housing market by purchasing $40 billion per month in mortgage backed securities.  Unlike past programs, the current round of asset purchases was not given a termination date.  Instead, the Federal Reserve stated its intention to continue its program of asset purchases until the outlook for labor markets improves substantially or inflation becomes an issue.

By selecting mortgage backed securities, we believe that the Federal Reserve is targeting the spread between mortgage rates and treasury rates.  Should the Federal Reserve succeed in narrowing the gap, we believe that this action will support the nascent recovery already underway in housing markets.  In our view, housing markets are well positioned for a cyclical rebound and may be a bright spot for U.S. economic growth over the next several years.  After hitting multi-decade lows in 2008, the level of new home construction has rebounded somewhat, but still remains cyclically depressed.  Home ownership rates are back to 1997 levels and the inventory of unsold homes is near 1990’s averages.  Due to the decline in home values after the financial crisis and the record low interest rate environment, housing affordability is at its highest point in the last four decades.  A further reduction in mortgage rates could benefit home construction markets and consumer activity by reducing expenses and supporting home price appreciation.

On many occasions, Federal Reserve officials have maintained that, among other benefits, its asset purchases have helped boost equity values.  We believe that quantitative easing impacts equity prices by altering expectations for future economic growth, adjusting discount rates and crowding investors out of low risk federally backed positions.  Due to the open ended nature of the recently announced asset purchases, the ultimate impact is difficult to gauge.

We are mindful of the old axiom that there is no such thing as a free lunch.  Currently, banks are content to hold considerable excess reserves.  To date, the Federal Reserve has maintained a target rate of inflation by growing its balance sheet to offset the contraction in private lending.  A look back at the relative stability of inflation growth over the past several years reinforces this point.  However, when banks increase their lending and investing, the money supply could increase rapidly.  The Federal Reserve has been planning its exit strategies since it initiated its first wave of quantitative easing in 2009 and its likely policy responses have been well publicized.  However, the Federal Reserve is engaging in the largest balance sheet expansion in its history and its ability to time an effective exit strategy remains uncertain.

Many large U.S. companies have defensive balance sheets and are experiencing high levels of profitability.  To date, the global marketplace has offered ample opportunities for U.S. companies not only to expand sales, but also to reinforce their competitive strengths.  In light of slowing growth across the globe, we believe that expectations are likely to remain tempered in the near-term.  The path of economic growth is likely to be choppy, with continued fiscal challenges within many developed economies. Through this period, we will continue to focus our energies on the financial prospects of companies that we view to have sustainable competitive advantage and sufficient financial flexibility to weather adverse economic climates.  We believe that competitively advantaged companies will outperform their peers through economic cycles and market cycles.  Our goal is to invest in great enterprises at attractive prices.  We will continue to invest according to this precept for the long-term interests of our clients.

Performance Summary

For the twelve month period ended 09/30/2012, The Hillman Focused Advantage Equity Fund returned 21.09% versus a return of 30.20% for the Standard and Poor’s 500 TR Index (The Index).  This year’s equity market rally can be attributed in large part to declining investor anxiety over the near-term impacts of the European sovereign debt crisis, along with increased confidence in U.S. economic growth.  Despite slowing growth rates in Asia and stagnant economic growth across much of the Euro zone, we believe that a continued slow expansion of U.S. GDP bolstered confidence in the resilience of the U.S. economy.

Looking forward we believe that fears over unsustainable government deficits are likely to contribute to volatile equity markets.  Given this backdrop, we believe that the current market environment presents ample opportunity to generate returns in actively managed portfolios.  (Please refer to the “performance update” page for additional performance information)

HCM-12-94

Disclosure:

Past performance is not indicative of future results. An investment in the Funds is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Funds will be successful in meeting its investment objective. Investment in the Fund is subject to the following risks: market risk, management style risk, investment advisor risk, operating risk, non-diversified status risk, sector focus risk, and small-cap and mid-cap companies risk. More information about these risks and other risks can be found in the Funds’ prospectus.  The S&P 500 Total Return Index is the Standard & Poor’s Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices.  It is not possible to invest in this index.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the Funds. A copy of the prospectus is available at www.ncfunds.com or by calling Shareholder Services at 1-800-773-3863. The prospectus should be read carefully before investing.

Statements in this Annual Report reflect projections or expectations of future financial or economic performance of the Fund and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements.  No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements.  Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Underwriter and Distributor: Capital Investment Group, Inc.
116 South Franklin Street
Rocky Mount, NC  27804
Phone (800) 773-3863

There is no affiliation between Capital Investment Group, Inc. and Hillman Capital Management, Inc.

The Hillman Focused Advantage Fund - No Load Shares

Performance Update (Unaudited)

For the period from September 30, 2002 to September 30, 2012

Comparison of the Change in Value of a $10,000 Investment

The graph above assumes an initial $10,000 investment and represents the reinvestment of dividends and capital gains.  This graph depicts the performance of No Load Shares versus the S&P 500 Total Return Index.  It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged.  The comparison is shown for illustrative purposes only.

Average Annual Total Returns
				Gross
As of	One	Five	Ten	Expense
September 30, 2012	Year	Year	Year	Ratio*
No Load Shares	21.09%	-3.59%	8.67%	2.52%
S&P 500 Total Return Index	30.20%	1.05%	8.01%	N/A

* The gross expense ratio shown is from the Fund's prospectus dated January 30, 2012.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.hillmancapital.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

The Hillman Focused Advantage Fund

Schedule of Investments

As of September 30, 2012
	Shares	Value (Note 1)

COMMON STOCKS - 63.49%

Consumer Discretionary - 2.10%
Best Buy Co., Inc.	29,095	$500,434
		500,434
Consumer Staples - 2.32%
Kellogg Co.	10,704	552,969
		552,969
Energy - 4.68%
Exxon Mobil Corp.	6,600	603,570
Transocean Ltd.	11,400	511,746
		1,115,316
Financials - 12.65%
American Express Co.	10,051	571,500
Bank of America Corp.	75,700	666,917
JPMorgan Chase & Co.	14,900	603,301
The Goldman Sachs Group, Inc.	4,800	545,712
The Western Union Co.	34,320	625,310
		3,012,740
Health Care - 7.53%
Aetna, Inc.	13,265	525,294
Johnson & Johnson	8,700	599,517
† Pfizer, Inc.	26,906	668,614
		1,793,425

Industrials - 15.59%
General Electric Co.	32,900	747,324
Ingersoll-Rand PLC	15,200	681,112
Joy Global, Inc.	10,145	568,729
Raytheon Co.	11,500	657,455
Rockwell Automation, Inc.	7,725	537,274
The Boeing Co.	7,500	521,962
		3,713,856
Information Technology - 16.30%
† Apple, Inc.	1,061	707,798
Cisco Systems, Inc.	30,400	580,488
Hewlett-Packard Co.	20,500	349,525
Microsoft Corp.	19,600	583,296
Oracle Corp.	20,900	657,514
Texas Instruments, Inc.	18,400	507,012
* Universal Display Corp.	14,381	493,700
		3,879,333

		(Continued)

The Hillman Focused Advantage Fund

Schedule of Investments

As of September 30, 2012
		Shares	Value (Note 1)

COMMON STOCKS - 63.49% (Continued)

Materials - 2.32%
EI du Pont de Nemours & Co.		11,000	$552,750
			552,750

Total Common Stocks (Cost $14,553,350)			15,120,823

SHORT-TERM INVESTMENT - 36.57%
§ Federated Prime Obligations Fund, 0.15%		8,710,428	8,710,428

Total Short-Term Investment (Cost $8,710,428)			8,710,428

Total Value of Investments (Cost $23,263,778) - 100.06%			$23,831,251

Liabilities in Excess of Other Assets - (0.06)%			(14,439)

Net Assets - 100%			$23,816,812

§ Represents 7 day effective yield
* Non-income producting investment
†	A portion of security pledged as collateral for options written.

The following acronym is used in this portfolio:
PLC - Public Limited Company (British)

Summary of Investments by Sector
	% of Net
Sector	Assets	Value
Consumer Discretionary	2.10%	$500,434
Consumer Staples	2.32%	552,969
Energy	4.68%	1,115,316
Financials	12.65%	3,012,740
Health Care	7.53%	1,793,425
Industrials	15.59%	3,713,856
Information Technology	16.30%	3,879,333
Materials	2.32%	552,750
Short-Term Investment	36.57%	8,710,428
Total	100.06%	$23,831,251

See Notes to Financial Statements			(Continued)

The Hillman Focused Advantage Fund

Schedule of Investments

As of September 30, 2012
	Number of Contracts*	Exercise Price	Maturity Date	Value (Note 1)

Call Options Written - (0.04%)

Apple, Inc.	10	$705	10/20/2012	$5,250
Pfizer, Inc.	269	26	11/17/2012	3,497

Total Call Options Written (Premiums Received $14,933)				$8,747

Put Options Written - (0.32%)

Apollo Group	135	$27.00	10/20/2012	$10,935
Automatic Data	94	52.50	11/17/2012	1,880
Compass Minerals	75	65.00	12/22/2012	6,750
Honeywell, Inc.	90	55.00	10/20/2012	2,790
Intel Corp.	203	23.00	10/20/2012	14,616
Lam Research Corp.	143	33.00	10/20/2012	22,880
Nucor Corp.	131	36.00	10/20/2012	4,192
Staples, Inc.	423	11.00	10/20/2012	6,768
Yahoo, Inc.	274	15.00	11/17/2012	6,302

Total Put Options Written (Premiums Received $77,522)				$77,113

Total Options Written (Premiums Received $92,455)				$85,860

*	One contract is equivalent to 100 shares of common stock

See Notes to Financial Statements

The Hillman Focused Advantage Fund

Statement of Assets and Liabilities

As of September 30, 2012

Assets:
Investments in securities, at value (cost $23,263,778)	$23,831,251
Receivables:
Investments sold	90,545
Fund shares sold	17,214
Dividends and interest	17,811

Total assets	23,956,821

Liabilities:
Options Written, at value (premiums received $92,455)	85,860
Payables:
Fund shares repurchased	5,262
Accrued expenses
Administration fees	4,603
Advisory fees	20,337
Other expenses	23,947

Total liabilities	140,009

Net Assets	$23,816,812

Net Assets Consist of:
Paid in Capital	$51,046,739
Undistributed net investment income	65,305
Accumulated net realized loss on investments	(27,869,300)
Net unrealized appreciation on investments	574,068

Total Net Assets	$23,816,812

No Load Shares outstanding, no par value (unlimited authorized shares)	2,020,182
Net Assets	$23,816,812
Net Asset Value, Offering Price and Redemption Price Per Share	$11.79

See Notes to Financial Statements

The Hillman Focused Advantage Fund

Statement of Operations

For the year ended September 30, 2012

Investment Income:
Dividends	$298,934

Total Income	298,934

Expenses:
Advisory fees (note 2)	155,070
Administration fees (note 2)	38,151
Distribution and service fees - No Load Shares (note 3)	37,127
Distribution and service fees - Class A Shares (note 3)	1,094
Distribution and service fees - Class C Shares (note 3)	2,187

Total Expenses	233,629

Net Investment Income	65,305

Net Realized and Unrealized Gain (Loss) from Investments:

Net realized gain (loss) from:
Investments	(176,154)
Options Written	8,464

Change in unrealized appreciation (depreciation) on:
Investments	2,935,475
Options Written	6,595

Net Realized and Unrealized Gain on Investments	2,774,380

Net Increase in Net Assets Resulting from Operations	$2,839,685

See Notes to Financial Statements

The Hillman Focused Advantage Fund

Statements of Changes in Net Assets

For the year ended September 30,	2012	2011

Operations:
Net investment income	$65,305	$79,694
Net realized (loss) gain from investment transactions	(167,690)	688,835
Change in unrealized appreciation (depreciation) on investments	2,942,070	(1,197,268)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,839,685	(428,739)

Distributions to Shareholders: (note 6)
Net investment income
No Load Shares	(79,694)	(33,303)
Class A Shares	-	(880)
Class C Shares	-	(1,446)

Decrease in Net Assets Resulting from Distributions	(79,694)	(35,629)

Capital Share Transactions:
No Load Shares
Shares sold	14,480,977	669,283
Reinvested distributions	77,386	32,075
Shares repurchased	(4,096,395)	(3,359,941)
Class A Shares
Shares sold	941,641	14,377
Reinvested distributions	-	863
Shares repurchased	(1,157,663)	(223,259)
Class C Shares
Shares sold	19,461	201,764
Reinvested distributions	-	1,446
Shares repurchased	(368,947)	(202,090)

Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	9,896,460	(2,865,482)

Net Increase (Decrease) in Net Assets	12,656,451	(3,329,850)

Net Assets:
Beginning of Year	11,160,361	14,490,211
End of Year	$23,816,812	$11,160,361

Undistributed Net Investment Income	$65,305	$79,694

See Notes to Financial Statements		(Continued)

The Hillman Focused Advantage Fund

Statements of Changes in Net Assets

For the year ended September 30,	2012	2011

Share Information:
No Load Shares
Shares sold	1,276,910	58,886
Reinvested distributions	6,717	2,794
Shares repurchased	(353,493)	(286,446)
Net Increase (Decrease) in Capital Shares	930,134	(224,766)
Shares Outstanding, Beginning of Year	1,090,048	1,314,814
Shares Outstanding, End of Year	2,020,182	1,090,048

Class A Shares
Shares sold	79,245	1,179
Reinvested distributions	-	75
Shares repurchased	(100,959)	(18,891)
Net Decrease in Capital Shares	(21,714)	(17,637)
Shares Outstanding, Beginning of Year	21,714	39,351
Shares Outstanding, End of Year	-	21,714

Class C Shares
Shares sold	1,653	16,952
Reinvested distributions	-	127
Shares repurchased	(32,484)	(18,090)
Net Decrease in Capital Shares	(30,831)	(1,011)
Shares Outstanding, Beginning of Year	30,831	31,842
Shares Outstanding, End of Year	-	30,831

See Notes to Financial Statements

The Hillman Focused Advantage Fund

Financial Highlights

For a share outstanding during the	No Load Shares
fiscal years ended September 30,	2012		2011	2010	2009	2008

Net Asset Value, Beginning of Year	$9.77		$10.46	$9.68	$9.76	$16.15

Income (Loss) from Investment Operations:
Net investment income	0.05	(a)	0.07	0.04	0.13	0.20
Net realized and unrealized gain (loss)
from investments	2.01		(0.73)	0.85	(0.11)	(5.17)

Total from Investment Operations	2.06		(0.66)	0.89	0.02	(4.97)

Less Distributions:
Dividends (from net investment income)	(0.04)		(0.03)	(0.11)	(0.06)	(0.17)
Distributions (from capital gains)	-		-	-	(0.04)	(1.25)

Total Distributions	(0.04)		(0.03)	(0.11)	(0.10)	(1.42)

Net Asset Value, End of Year	$11.79		$9.77	$10.46	$9.68	$9.76

Total Return (b)	21.09%		(6.38)%	9.15%	0.43%	(32.96)%

Net Assets, End of Year (in thousands)	$23,817		$10,651	$13,747	$17,445	$29,674

Ratios of:
Gross Expenses to Average Net Assets (c)	1.50%		1.50%	2.91%	2.89%	1.74%
Net Expenses to Average Net Assets (c)	1.50%		1.50%	2.05%	1.45%	1.48%
Net Investment Income to Average Net Assets	0.41%		0.58%	0.23%	1.29%	0.98%

Portfolio Turnover Rate	39.09%		16.10%	13.84%	29.79%	47.31%

(a)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio)
and after any waivers and reimbursements (net expense ratio).

See Notes to Financial Statements

The Hillman Focused Advantage Fund

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

The Hillman Focused Advantage Fund (the “Fund”) is a series of the Hillman Capital Management Investment Trust (the “Trust”), which was organized as a Delaware Business Statutory Trust and is registered under the Investment Company Act of 1940, (the “1940 Act”), as amended, as an open-ended management investment company.

The Fund commenced operations on December 29, 2000.  The investment objective of the Fund is to seek long-term capital appreciation.

The Board of Trustees of the Trust (the “Trustees”) approved, on February 14, 2006, a plan to authorize three new classes of shares for the Fund designated as Class A Shares, Class B Shares, and Class C Shares.  On July 18, 2006, the Class A Shares, Class B Shares, and Class C Shares became effective.  On June 15, 2009, the Class B Shares of the Fund were converted into Class C Shares.

The Fund’s Board of Trustees decided to discontinue the Class A Shares and Class C Shares.  As a result, Class A Shares and Class C Shares were not available for purchase after May 18, 2012 and any outstanding shares were converted to No Load Shares on June 15, 2012.  There were no sales loads or fees charged in connection with the conversion.  Shares were converted at net asset value on the day of conversion so that holders of Class A Shares and Class C Shares received No Load Shares worth the same amount as their shares held on the date of conversion.

Each class of shares had equal rights as to assets of its corresponding Fund, and the classes were identical except for differences in their sales charge structures and ongoing distribution and service fees.  Income, expenses (other than distribution and service fees), and realized and unrealized gains or losses on investments were allocated to each class of shares based upon its relative net assets.  All classes had equal voting privileges, except where otherwise required by law or when the Trustees determined that the matter to be voted on affects only the interests of the shareholders of a particular class.  The No Load, Class A, and Class C shares were subject to distribution plan fees as described in Note 3.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation
Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Listed securities and other securities traded in the over-the-counter market for which no sale was reported on that date are valued at the most recent bid price. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.  Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the portfolio security is principally traded closes early or if trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation) or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith by either a valuation committee or the Fund’s Investment Advisor in accordance with procedures established by, and under the supervision of, the Fund’s Trustees.  A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.

Option Valuation
Exchange-listed options are valued at their last quoted sales price as reported on their primary exchange as of 4:00 p.m. Eastern Time (the “Valuation Time”).  For purposes of determining the primary exchange for each exchange-traded portfolio option the following shall apply: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE shall be considered the primary exchange for such option, unless the Advisor instructs the Administrator in writing to use a different exchange as the primary exchange for such option; and (ii) if the option does not trade on the CBOE, the Advisor shall instruct the Administrator in writing as to the primary exchange for such option.  If an option is not traded on the valuation date, the option shall be priced at the mean of the last quoted bid and ask prices as of the Valuation Time.  An option may be valued using Fair Valuation when (i) the option does not trade on the valuation date; and (ii) reliable last quoted bid and ask prices as of the Valuation Time are not readily available.

(Continued)

The Hillman Focused Advantage Fund

Notes to Financial Statements

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  GAAP establishes a hierarchy that prioritizes inputs to valuations methods.  These inputs are summarized in the three broad levels listed below:

a.	Level 1: quoted prices in active markets for identical securities
b.	Level 2: other significant observable inputs (including quoted prices for similar securities and identical securities in inactive markets, interest rates, credit risk, etc.)
c.	Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs as of September 30, 2012 for the Fund’s investments:

Investments in Securities (a)	Total	Level 1	Level 2	Level 3
Assets
Common Stocks*	$15,120,823	$15,120,823	$-	$-
Short-Term Investment	8,710,428	8,710,428	-	-
Total Assets	$23,831,251	$23,831,251	$-	$-

Liabilities
Call Options Written	$8,747	$8,747	$-	$-
Put Options Written	77,113	70,363	6,750	-
Total Liabilities	$85,860	$79,110	$6,750	$-

*For a detailed breakout by industry, please refer to the Schedule of Investments.
(a)  The Fund did not hold any Level 3 securities during the year.  There were no transfers into or out of Level 1 and Level    2 during the year.  It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting year.

Derivative Financial Instruments
The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets.  Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund’s independent pricing services and the Fund’s net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets on the Statement of Assets and Liabilities.  Realized gain and loss and unrealized appreciation and depreciation on these contracts for the year are included in the Statement of Operations.

(Continued)

The Hillman Focused Advantage Fund

Notes to Financial Statements

The following table sets forth the effect of the option contracts on the Statement of Assets and Liabilities for the year ending September 30, 2012:

Derivative Type	Location	Value
Equity Contracts – written options	Options written, at value	$85,860

The following table sets forth the effect of the option contracts on the Statement of Operations for the year ending September 30, 2012:

Derivative Type	Location	Gains (Losses)
Equity Contracts – written options	Net realized gain from options written	$8,464
Equity Contracts – written options	Change in unrealized appreciation on options written	$6,595

The amounts of realized and changes in unrealized gains on options written during the year as reflected in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Dividend Distributions
The Fund may declare and distribute dividends from net investment income (if any) quarterly.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Option Writing
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss (depending on if the premium is less than the amount paid for the closing purchase

(Continued)

The Hillman Focused Advantage Fund

Notes to Financial Statements

transaction).  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund have realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

2.   Transactions with Affiliates

Advisor
The Fund pays monthly advisory fees to Hillman Capital Management, Inc. (the “Advisor”) based upon the average daily net assets and calculated at an annual rate of 1.00%.  For the fiscal year ended September 30, 2012, the Fund paid advisory fees in the amount of $155,070.

The Advisor has entered into an Operating Plan with the Fund’s administrator under which it has agreed to make payments to the administrator to the extent that the cost of administering the Fund exceeds the 0.25% of average daily net assets paid by the Fund to the Administrator under its consolidated fee arrangement.

Administrator
The Nottingham Company (“Administrator”) assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates and pays for the services of each vendor and the operating expense to the Fund, and provides the Fund with certain administrative, fund accounting, and compliance services.  As part of its services and consolidated fee arrangement, the Administrator receives compensation based on the Fund’s average daily net assets.  The annual rate is 0.249% if the average daily net assets are under $170 million and gradually decreases to an annual rate of 0.05% once the average daily net assets reach $1.48 billion or more.

The fee paid to the Administrator is calculated by multiplying the average daily net assets of the Fund by the highest applicable annual rate.  The Administrator pays all expenses not assumed by the Advisor, including, without limitation: the fees and expenses of its independent accountants, of its legal counsel, and of its Trustees; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums.

Compliance Services
Nottingham Compliance Services, LLC (“NCS”), a fully owned affiliate of the Administrator, provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 of the 1940 Act.  NCS is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor.  The Distributor receives any sales charges imposed on purchases of shares and re-allocates a portion of such charges to dealers through whom the sale was made, if any.

Certain Trustees and officers of the Trust are also officers of the Advisor, the Distributor or the Administrator.

3.  Distribution and Service Fees

The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act), of the Trust adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”) applicable to the No Load Shares, Class A Shares, and Class C Shares.  The 1940 Act regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.  The Plan provides that the Fund may incur certain costs, which may not exceed 0.25% per annum of the average daily net assets

(Continued)

The Hillman Focused Advantage Fund

Notes to Financial Statements

of the No Load Shares and Class A Shares or 1.00% per annum of the average daily net assets of the Class C Shares for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of No Load Shares, Class A Shares, and Class C Shares in the Fund or support servicing of those classes’ shareholder accounts.    See the table below for a breakout of the 12b-1 fees incurred and waived for the Fund for the fiscal year ended September 30, 2012.

Class	Incurred
No Load Shares	$37,127
Class A Shares	1,094
Class C Shares	2,187

4.  Purchases and Sales of Investment Securities

For the fiscal year ended September 30, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Fiscal Year Ended	Purchases of Securities	Proceeds from Sales of Securities
September 30, 2012	$6,287,865	$4,822,349

There were no long-term purchases or sales of U.S Government Obligations during the fiscal year ended September 30, 2012.

5. Option Writing

A summary of option contracts written by the Fund during the fiscal year ended September 30, 2012 were as follows:

	Call Options		Put Options
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options Outstanding, Beginning of Year	-	$ -	-	$ -
Options written	289	16,927	1,703	83,992
Options expired	(10)	(1,994)	(135)	(6,470)
Options Outstanding, End of Year	279	$ 14,933	1,568	$ 77,522

6.   Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management reviewed the Fund’s tax positions to be taken on federal income tax returns for the open tax years of 2009, 2010, and 2011, and as of and during the fiscal year ended September 30, 2012, and determined that the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period, the Fund did not incur any interest or penalties.

(Continued)

The Hillman Focused Advantage Fund

Notes to Financial Statements

Distributions during the fiscal year ended were characterized for tax purposes as follows:

	September 30, 2012	September 30, 2011
Ordinary Income	$79,694	$35,629
Long-term capital gain	-	-

At September 30, 2012, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$23,411,155

Unrealized Appreciation	2,042,514
Unrealized Depreciation	(1,708,278)
Net Unrealized Appreciation	334,236

Undistributed Ordinary Income	65,305
Accumulated Capital Losses	(26,878,175)
Other Book/Tax Differences	(751,293)

Distributable Earnings	$(27,229,927)

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the tax deferral of losses from wash sales.

Captial Loss Carryforwards
Under the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short‐term and/or long‐term. Under the law in effect prior to the Modernization Act, net capital losses were carried forward for eight years and treated as short‐term. As a transition rule, the Modernization Act requires that post‐enactment net capital losses be used before pre‐enactment net capital losses. Additionally, post‐enactment capital losses that are carried forward will retain their character as either short‐term or long‐term losses rather than being considered all short‐term as under previous law. Accumulated capital losses noted below represent pre‐enactment net capital loss carryforwards, as of September 30, 2012, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the preenactment carryovers.  Short-term capital loss carryforwards in the amounts of $20,013,837 and $6,864,338, are set to expire September 30, 2017, and September 30, 2018, respectively.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The fund incurred and elected to defer such late year losses of $751,293.

7.   Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects that risk of loss to be remote.
(Continued)

The Hillman Focused Advantage Fund

Notes to Financial Statements

8.    New Accounting Pronouncements

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.”  ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRS”).  ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.

Management is currently evaluating the impact the new pronouncements will have on the financial statement disclosures.

9.    Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

(Continued)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Hillman Capital Management Investment Trust
and the Shareholders of The Hillman Focused Advantage Fund

We have audited the accompanying statement of assets and liabilities of The Hillman Focused Advantage Fund, a series of shares of Hillman Capital Management Investment Trust, including the schedule of investments, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2012 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hillman Focused Advantage Fund as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 28, 2012

The Hillman Focused Advantage Fund

Additional Information (Unaudited)

1.   Proxy Voting Policies and Voting Record

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and are available, (1) without charge, upon request, by calling 1-800-773-3863 and (2) on the SEC’s website at http://ww.sec.gov.   Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling the Funds at the number above and (2) on the SEC’s website at http://www.sec.gov.

2.       Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q is available on the SEC’s website at http://www.sec.gov.  You may review and make copies at the SEC’s Public Reference Room in Washington, D.C.  You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov, or is available without charge, upon request, by calling the Funds at 1-800-773-3863.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330, (1-800-732-0330).

3.       Tax Information

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund’s fiscal year ended September 30, 2012.

During the fiscal year, no long-term capital gain distributions were paid from the Fund.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.       Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

(Continued)

The Hillman Focused Advantage Fund

Additional Information (Unaudited)

Hypothetical Example for Comparison Purposes – The last line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$ 936.70	$7.27
	$1,000.00	$ 1,017.50	$7.57
*Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio of 1.50%,    multiplied by 183/366 (to reflect the one-half year period).

5.       Information about Trustees and Officers

The business and affairs of the Funds and the Trust are managed under the direction of the Trustees.  Information concerning the Trustees and officers of the Trust and Funds is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Funds includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds toll-free at 1-800-773-3863.  The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees received aggregate compensation of $6,200 during the fiscal year ended September 30, 2012 from each Fund for their services to the Funds and Trust.  The Interested Trustee and officers did not receive compensation from the Funds for their services to the Funds and Trust.

Name, Age, and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Jack E. Brinson, 80	Trustee	Since 12/2000	Retired since January 2000; Previously, President, Brinson Investment Co. (personal investments) and President, Brinson Chevrolet, Inc. (auto dealership).	1
Independent Trustee of the following: The Brown Capital Management  Funds for the three series of the trust; DGHM Investment Trust for the two series of that trust; Gardner Lewis Investment Trust for the two series of that trust; Giordano Investment Trust; Starboard Investment Trust for the twenty series of that trust; and Tilson Investment Trust for the two series of that trust (all registered investment companies); previously, Independent Trustee of New Providence Investment Trust for its one series from inception until 2011.

(Continued)

The Hillman Focused Advantage Fund

Additional Information (Unaudited)

Name, Age, and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Jack E. Brinson, 80	Trustee	Since 12/2000	Retired since January 2000; Previously, President, Brinson Investment Co. (personal investments) and President, Brinson Chevrolet, Inc. (auto dealership).	1
Independent Trustee of the following: The Brown Capital Management  Funds for the three series of the trust; DGHM Investment Trust for the two series of that trust; Gardner Lewis Investment Trust for the two series of that trust; Giordano Investment Trust; Starboard Investment Trust for the twenty series of that trust; and Tilson Investment Trust for the two series of that trust (all registered investment companies); previously, Independent Trustee of New Providence Investment Trust for its one series from inception until 2011.

James H. Speed, Jr., 59	Trustee	Since 3/2009	President and CEO of NC Mutual Insurance Company (insurance company) since May 2003; President of Speed Financial Group, Inc. (consulting/private investments) from March 2000 to April 2003.	1
Independent Trustee of the following The Brown Capital Management Funds for the three series of the trust; Starboard Investment Trust for the twenty series of that trust; and Tilson Investment Trust for the two series of that trust (all registered investment companies).  Member of Board of Directors of NC Mutual Life Insurance Company.  Member of Board of Directors of M&F Bancorp.  Previously, Independent Trustee of New Providence Investment Trust for its one series from 2009 until 2011 (registered investment company).

Interested Trustee*
Mark A. Hillman, 50 4350 East West Highway Suite 502 Bethesda, MD 20814	Trustee and President (Principal Executive Officer)	Trustee and President since 12/2000	President, Hillman Capital Management, Inc. (investment advisor to the Fund); previously, Chief Investment Officer, Menocal Capital Management, Inc. (investment advisor).	1	None
* Basis of Interestedness. Mr. Hillman is an Interested Trustee because he is an officer of Hillman Capital Management, Inc., the investment advisor to the Fund.
Other Officers
C. Frank Watson III, 42 1330 St. Mary’s Street Suite 400 Raleigh, NC 27605	Treasurer (Principal Financial Officer)	Since 10/2011	President, Fairview Investment Services, LLC since 2005; previously, President and Chief Operating Officer, The Nottingham Company (administrator to the Fund).	n/a	n/a
Greyson L. Davis, 34	Chief Compliance Officer	Since 11/2011	Fund Accounting Team Manager, The Nottingham Company since 2001.	n/a	n/a
T. Lee Hale, Jr. 34	Assistant Secretary	Since 1/2011
Fund Accounting Team Manager, The Nottingham Company since September 2011; previously, Director of Financial Reporting, The Nottingham Company from 2009-2011; principal of Lee Hale Contracting (marine industry consulting).
				n/a	n/a
A. Vason Hamrick, 35	Secretary and Assistant Treasurer	Since 3/2007	Corporate Counsel, The Nottingham Company since 2004.	n/a	n/a

(Continued)

The Hillman Focused Advantage Fund
is a series of the
Hillman Capital Management Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Documented:	Documented:

Nottingham Shareholder Services, LLC	Hillman Capital Management, Inc.
116 South Franklin Street	4350 East West Highway
Post Office Drawer 4365	Suite 502
Rocky Mount, North Carolina 27803	Bethesda, Maryland 20814

Toll-Free Telephone:	Toll-Free Telephone:

1-800-773-3863	1-800-773-3863

World Wide Web @: ncfunds.com	World Wide Web @: hillmancapital.com

Item 2.        CODE OF ETHICS.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer(s), or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no substantive amendments during the period covered by this report.

(d)	The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver.

(f)(1)	A copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer is filed pursuant to Item 12.(a)(1) below.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.

As of the date of this report, September 30, 2012, the registrant’s audit committee financial expert is Mr. James H. Speed, Jr. Mr. Speed is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees – Audit fees billed for the registrant for the fiscal years ended September 30, 2011 and September 30, 2012 are reflected in the table below.  These amounts represent aggregate fees billed by the registrant’s independent accountant, BBD, LLP (“Accountant”), in connection with the annual audits of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings.

Fund	2011	2012
The Hillman Focused Advantage Fund	$11,500	$11,500
The Hillman Advantage Equity Fund	$11,500	n/a

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal years ended September 30, 2011 and September 30, 2012 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in the fiscal years ended for September 30, 2011 and September 30, 2012 for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below.  These services were for the completion of each fund’s federal, state, and excise tax returns and assistance with distribution calculations.

Fund	2011	2012
The Hillman Focused Advantage Fund	$2,000	$2,000
The Hillman Advantage Equity Fund	$2,000	$2,000

(d)	All Other Fees –There were no other fees billed by the Accountant which were not disclosed in Items (a) through (c) above during the fiscal years ended September 30, 2011 and September 30, 2012.

(e)(1)
The registrant’s Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose.  The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)
Aggregate non-audit fees billed by the Accountant to the registrant for services rendered during the fiscal years ended September 30, 2011 and September 30, 2012 were $2,000, respectively.  There were no non-audit fees billed by the Accountant for services rendered to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser.

 (h)           Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11.        CONTROLS AND PROCEDURES.

(a)
The Principal Executive Officer and the Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.      EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).

(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).

(a)(3)	Not applicable.

(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Hillman Capital Management Investment Trust

By: (Signature and Title)	/s/ Mark A. Hillman
Mark A. Hillman, Trustee, President and
Principal Executive Officer
Date: November 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ Mark A. Hillman
Mark A. Hillman, Trustee, President and
Principal Executive Officer
Date: November 29, 2012

By: (Signature and Title)	/s/ C. Frank Watson III
C. Frank Watson III, Treasurer and
Principal Financial Officer
Date: November 30, 2012